                                                                   EXHIBIT 10.41

                      FIFTH AMENDMENT TO AGREEMENT TO LEASE

         THIS FIFTH AMENDMENT TO AGREEMENT TO LEASE (this "Amendment") is made and entered into as of July 21, 2003 by and between HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust ("HPT"), and CANDLEWOOD HOTEL COMPANY, INC., a Delaware corporation, ("Candlewood").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Purchase and Sale Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "2003 Purchase Agreement"), by and among HPT and Candlewood and certain of its wholly owned subsidiaries, HPT (or its wholly-owned subsidiary) is planning to acquire certain properties, as more particularly described in the 2003 Purchase Agreement; and

         WHEREAS, pursuant to a certain Agreement to Lease, dated as of November 19, 1997 (as amended, the "Agreement to Lease"), HPT agreed to lease or cause its wholly-owned subsidiary to lease certain properties to Candlewood Leasing No. 1, Inc., all as more particularly described in and subject to and upon the terms and conditions set forth therein; and

         WHEREAS, the parties wish to amend certain terms and conditions of the Agreement to Lease, all as more particularly set forth herein; and

         WHEREAS, on the date hereof, a Closing (as defined in the 2003 Purchase Agreement) is occurring with respect to certain hotel properties, the legal descriptions of which are set forth in Exhibits A-1 through A-7 of this Amendment; and

         WHEREAS, the transactions contemplated by this Amendment are of direct substantial and material benefit to Candlewood;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Exhibit C to the Agreement to Lease is hereby deleted and Exhibit B to this Amendment is hereby inserted in its place.

         2. As amended hereby, the Agreement to Lease shall remain in full force and effect in accordance with its respective terms and provisions.

         3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date above first written.

                                         HOSPITALITY PROPERTIES TRUST,
                                         a Maryland real estate investment trust

                                         By:   /s/ John G. Murray
                                            ------------------------------------
                                            John G. Murray
                                            President

                                        CANDLEWOOD HOTEL COMPANY, INC.,
                                        a Delaware corporation

                                        By:   /s/ Tim Johnson
                                           -------------------------------------
                                           Tim Johnson
                                           Vice President Treasurer

                            EXHIBITS A-1 THROUGH A-7

                             [See attached copies.]

                                    EXHIBIT B

                       SCHEDULE OF ALLOCABLE MINIMUM RENTS

          Property                                                                Rent Per Accounting Period
          --------                                                                --------------------------
Louisville (Jefferstown), KY                                                               $  41,497
Cincinnati (Blue Ash), OH                                                                  $  39,223
Phoenix, AZ                                                                                $  54,081
Wichita West, KS                                                                           $  43,645
Birmingham, AL                                                                             $  57,098
Salt Lake - Ft. Union, UT                                                                  $  58,606
Southfield, MI                                                                             $  75,253
Lake Forest (LA), CA                                                                       $  73,588
Philadelphia (Horsham), PA                                                                 $  60,820
Salt Lake - North Temple, UT                                                               $  61,888
Denver (Englewood), CO                                                                     $  53,498
Wichita Northeast, KS                                                                      $  39,372
Omaha, NE                                                                                  $  52,323
Houston (Town & Country), TX                                                               $  66,769
Hampton, VA                                                                                $  55,673
Austin, TX                                                                                 $  84,375
Baltimore, MD                                                                              $  89,063
Mt. Laurel, NJ                                                                             $  53,625
Las Vegas, NV                                                                              $ 210,834
Huntsville, AL                                                                             $  58,333
Houston (Clear Lake), TX                                                                   $  59,167
Jacksonville, FL                                                                           $  60,833
Phoenix (Tempe), AZ                                                                        $  70,833
Detroit (Warren), MI                                                                       $  72,500
Pittsburgh, PA                                                                             $  69,167
Des Moines, IA                                                                             $  53,334
Austin (Stonelake), TX                                                                     $  79,167
Irving (Las Colinas), TX                                                                   $  75,833
Charlotte, NC                                                                              $  65,833
Nashville (Brentwood), TN                                                                  $  66,667
Houston (Westchase), TX                                                                    $  65,834
Albuquerque, NM                                                                            $  70,833
Somerset, NJ                                                                               $  70,000
Richfield, MN                                                                              $  86,875
Boston/Braintree, MA                                                                       $  95,000
Denver (Lakewood), CO                                                                      $  67,500
Anaheim (Garden Grove), CA                                                                 $  67,687
Irvine, CA                                                                                 $  68,229
Clearwater (St. Petersburg), FL                                                            $  44,554
Miami (Miami Airport), FL                                                                  $  74,866
Orlando (Altamonte Springs), FL                                                            $  57,311
Atlanta (Duluth), GA                                                                       $  63,970
Chicago (Libertyville), IL                                                                 $  61,393
Chicago (O'Hare/Schiller Park), IL                                                         $ 125,833
Chicago (Schaumberg), IL                                                                   $  67,284
Chicago (Warrenville), IL                                                                  $  72,561

          Property                                                                Rent Per Accounting Period
          --------                                                                --------------------------
Chicago (Waukegan), IL                                                                     $  60,678
Detroit (Ann Arbor), MI                                                                    $  58,262
St. Louis (Earth City), MO                                                                 $  54,900
Cleveland (North Olmstead), OH                                                             $  66,598
Columbus Airport (Gahanna), OH                                                             $  53,930
Oklahoma City, OK                                                                          $  56,441
Knoxville, TN                                                                              $  37,600
Dallas (Arlington), TX                                                                     $  56,512
Dallas (Galleria), TX                                                                      $  65,909
Dallas (North Richardson), TX                                                              $  61,034
Houston, TX                                                                                $  57,782
Orange County (Santa Ana), CA                                                              $  77,193
Santa Clara, CA                                                                            $  81,380
Hartford (Meriden), CT                                                                     $  59,948
Boston (Burlington), MA                                                                    $ 100,617
Detroit (Farmington Hills). MI                                                             $  70,249
Morris Plains, NJ                                                                          $  73,002
Clarkstown (Nanuet), NY                                                                    $  79,278